SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series VAL-1)
             (Exact name of registrant as specified in its charter)


           Delaware                     333-88166-03                       13-3891329
(State or other jurisdiction of   (Commission File Number)     (I.R.S Employer Identification No.)
        incorporation)
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         World Financial Center
           New York, New York                                     10281
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


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INFORMATION TO BE INCLUDED IN REPORT

Item 1.   Changes in Control of Registrant

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets

          Not Applicable.

Item 3.   Bankruptcy or Receivership

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant

          Not Applicable.

Item 5.   Other Events

          On February 7, 2003, PPLUS Trust Series VAL-1, for which Merrill Lynch
Depositor, Inc. (the "Depositor") acted as depositor, issued 1,000,000 Class B
Trust Certificates.

          In connection therewith, the Depositor entered into a PPLUS Trust
Certificates Series VAL-1 Supplement, dated as of February 7, 2003, by and between the Depositor and The Bank of New York, as successor to United States
Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.   Resignation of Registrant's Directors

          Not Applicable.


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Item 7.   Financial Statements and Exhibits

          (a)   Financial statements of businesses acquired.

                Not Applicable.

          (b)   Pro forma financial information.

                Not Applicable.

          (c)   Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

1.2                    Terms Agreement between Merrill Lynch Depositor, Inc. and
                       Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated
                       February 4, 2003.

4.2 PPLUS Trust Certificates Series VAL-1 Series Supplement, dated as of February 7, 2003, between Merrill Lynch
                       Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S

          Not Applicable.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH DEPOSITOR, INC.


Date: February 7, 2003                         By: /s/ Barry N. Finkelstein
                                                   -----------------------------
                                                   Name:  Barry N. Finkelstein
                                                   Title: President


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                                INDEX TO EXHIBITS


Exhibit No.                                   Description
-----------                                   -----------

1.2                    Terms Agreement between Merrill Lynch Depositor, Inc. and
                       Merril Lynch, Pierce, Fenner & Smith, Incorporated dated
                       February 4, 2003.

4.2                    Series Supplement for PPLUS Trust Certificates Series
                       VAL-1, dated as of February 7, 2003, between Merrill
                       Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.